                                                                   Exhibit 4.1
                              [CORIXA CERTIFICATE]

                      THIS CERTIFICATE IS TRANSFERABLE IN
                    CHICAGO, ILLINOIS OR NEW YORK, NEW YORK

                               CUSIP 21887F 10 0

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                     SEE REVERSE FOR CERTAIN
                                                   DEFINITIONS AND A STATEMENT
                                                  AS TO THE RIGHTS, PREFERENCES,
                                                   PRIVILEGES AND RESTRICTIONS
                                                           OF SHARES

THIS CERTIFIES THAT




IS THE OWNER OF


            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                         $0.001 PAR VALUE PER SHARE, OF

                               CORIXA CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:


                                     [SEAL]

 /s/ WILLIAM W. ERICSON                         /s/ STEVEN GILLIS
--------------------------------               --------------------------------
          SECRETARY                                  PRESIDENT AND CHIEF
                                                      EXECUTIVE OFFICER


                                                                        [STAMP]
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        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common               UNIF GIFT MIN ACT --______________ Custodian__________________
TEN ENT  --  as tenants by the entireties                               (Cust)                   (Minor)
JT TEN   --  as joint tenants with right of                        under Uniform Gifts to Minors
             survivorship and not as tenants                       Act________________________________________
             in common                                                           (State)
                                                UNIF TRF MIN ACT  -- ______________ Custodian (until age _____)
                                                                         (Cust)
                                                                     __________________ under Uniform Transfers
                                                                         (Minor)
                                                                     to Minors Act_____________________________
                                                                                            (State)

                              Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, ____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------

                        X
                          ------------------------------------------------------
                        X
                          ------------------------------------------------------
                          THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND
                 NOTICE: WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                          OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  -----------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15